EXHIBIT 99.1


                               UBS Investment Bank
                            Fixed Bid Stratification

              ,; (DEALNAME ss 'MALT04 8G4') and (~DEALNAME ss 'K')
================================================================================

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Pool Summary                        COUNT              UPB         %
---------------------------------------------------------------------
Conforming                            173   $28,684,423.65     88.35%
Non-Conforming                          7     3,781,898.65     11.65
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Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------
Adjusted Balance: $32,466,322.30
Data as of Date: 2004-08-01
AVG UPB: $180,368.46
GROSS WAC: 5.9025%
NET WAC: 5.553%
% SF/PUD: 88.74%
% FULL/ALT: 7.40%
% CASHOUT: 35.17%
% PURCHASE: 41.24%
% BUYDOWN: 0.00%
% INVESTOR: 0.37%
% LTV > 80 NO MI: 0.00%
WA LTV: 71.44%
% FICO > 679: 72.83%
% NO FICO: 0.00%
WA FICO: 704
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 71.21%
CALIFORNIA %: 21.87%
Latest Maturity Date: 20340701
---------------------------------------------------------------------


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Product Type                        COUNT              UPB         %
---------------------------------------------------------------------
30 YR FXD                             180   $32,466,322.30    100.00%
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------


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Original Balance                    COUNT              UPB         %
---------------------------------------------------------------------
$0.01 - $50,000.00                      5      $190,657.08      0.59%
$50,000.01 - $100,000.00               32     2,619,846.65      8.07
$100,000.01 - $150,000.00              46     5,748,381.96     17.71
$150,000.01 - $200,000.00              38     6,681,283.34     20.58
$200,000.01 - $250,000.00              25     5,562,699.76     17.13
$250,000.01 - $300,000.00              19     5,180,450.71     15.96
$300,000.01 - $350,000.00               6     1,923,999.72      5.93
$350,000.01 - $400,000.00               3     1,141,393.10      3.52
$400,000.01 - $450,000.00               2       856,894.86      2.64
$450,000.01 - $500,000.00               2       955,215.98      2.94
$600,000.01 - $650,000.00               1       608,429.87      1.87
$950,000.01 - $1,000,000.00             1       997,069.27      3.07
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------
Minimum: $24,250.00
Maximum: $1,000,000.00
Average: $180,889.11
---------------------------------------------------------------------


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Unpaid Balance                      COUNT              UPB         %
---------------------------------------------------------------------
$0.01 - $50,000.00                      5      $190,657.08      0.59%
$50,000.01 - $100,000.00               32     2,619,846.65      8.07
$100,000.01 - $150,000.00              46     5,748,381.96     17.71
$150,000.01 - $200,000.00              38     6,681,283.34     20.58
$200,000.01 - $250,000.00              25     5,562,699.76     17.13
$250,000.01 - $300,000.00              19     5,180,450.71     15.96
$300,000.01 - $350,000.00               6     1,923,999.72      5.93
$350,000.01 - $400,000.00               3     1,141,393.10      3.52
$400,000.01 - $450,000.00               2       856,894.86      2.64
$450,000.01 - $500,000.00               2       955,215.98      2.94
$600,000.01 - $650,000.00               1       608,429.87      1.87
$950,000.01 - $1,000,000.00             1       997,069.27      3.07
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------
Minimum: $24,202.32
Maximum: $997,069.27
Average: $180,368.46
---------------------------------------------------------------------


---------------------------------------------------------------------
Gross Rate                          COUNT              UPB         %
---------------------------------------------------------------------
5.501% - 5.750%                        46    $8,780,009.71     27.04%
5.751% - 6.000%                        89    14,576,222.49     44.90
6.001% - 6.250%                        45     9,110,090.10     28.06
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------
Minimum: 5.625%
Maximum: 6.125%
Weighted Average: 5.903%
---------------------------------------------------------------------


---------------------------------------------------------------------
Net Rate                            COUNT              UPB         %
---------------------------------------------------------------------
5.001% - 5.250%                        19    $3,167,366.22      9.76%
5.251% - 5.500%                        85    15,576,193.38     47.98
5.501% - 5.750%                        60    11,434,476.81     35.22
5.751% - 6.000%                        16     2,288,285.89      7.05
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------
Minimum: 5.250%
Maximum: 5.845%
Weighted Average: 5.553%
---------------------------------------------------------------------


---------------------------------------------------------------------
Original Term to Maturity           COUNT              UPB         %
---------------------------------------------------------------------
360 - 360                             180   $32,466,322.30    100.00%
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
---------------------------------------------------------------------


---------------------------------------------------------------------
Remaining Term to Stated Maturity   COUNT              UPB         %
---------------------------------------------------------------------
301 - 359                             180   $32,466,322.30    100.00%
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------
Minimum: 353
Maximum: 359
Weighted Average: 357
---------------------------------------------------------------------


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Seasoning                           COUNT              UPB         %
---------------------------------------------------------------------
1 - 1                                  16    $2,687,197.95      8.28%
2 - 2                                  65    11,613,607.30     35.77
3 - 3                                  78    13,850,475.68     42.66
4 - 4                                  19     3,949,520.07     12.16
5 - 5                                   1       263,689.02      0.81
7 - 12                                  1       101,832.28      0.31
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------
Minimum: 1
Maximum: 7
Weighted Average: 3
---------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Aug 17, 2004 14:49                    Page 1 of 3

                               UBS Investment Bank
                            Fixed Bid Stratification

              ,; (DEALNAME ss 'MALT04 8G4') and (~DEALNAME ss 'K')
================================================================================


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FICO Scores                         COUNT              UPB         %
---------------------------------------------------------------------
610 - 619                               2      $223,393.57      0.69%
620 - 629                              11     2,360,607.97      7.27
630 - 639                               9     1,536,223.83      4.73
640 - 649                               4       821,108.44      2.53
650 - 659                               9     2,043,322.69      6.29
660 - 669                               5       634,719.21      1.96
670 - 679                               5     1,200,673.48      3.70
680 - 689                              10     2,890,439.33      8.90
690 - 699                               9     1,697,538.56      5.23
700 - 709                              23     4,013,646.27     12.36
710 - 719                              16     2,529,438.59      7.79
720 - 729                              12     1,929,460.50      5.94
730 - 739                              16     2,239,870.33      6.90
740 - 749                              18     3,184,738.79      9.81
750 - 759                              12     2,456,543.32      7.57
760 - 769                               3       378,272.91      1.17
770 - 779                               8     1,207,383.51      3.72
780 - 789                               4       663,065.83      2.04
790 - 799                               2       212,065.81      0.65
800 - 809                               2       243,809.36      0.75
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------
Minimum: 612
Maximum: 803
Weighted Average: 704
---------------------------------------------------------------------


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Loan To Value Ratio                 COUNT              UPB         %
---------------------------------------------------------------------
15.001% - 20.000%                       1       $44,953.02      0.14%
20.001% - 25.000%                       2       112,578.57      0.35
25.001% - 30.000%                       3       425,552.78      1.31
30.001% - 35.000%                       1        64,933.73      0.20
35.001% - 40.000%                       1        84,726.10      0.26
40.001% - 45.000%                       1       165,838.65      0.51
45.001% - 50.000%                       8     1,914,025.05      5.90
50.001% - 55.000%                       8     1,497,362.54      4.61
55.001% - 60.000%                       9     1,356,234.99      4.18
60.001% - 65.000%                      13     3,756,931.04     11.57
65.001% - 70.000%                      21     4,405,935.71     13.57
70.001% - 75.000%                      12     2,340,594.71      7.21
75.001% - 80.000%                      78    13,430,841.02     41.37
85.001% - 90.000%                       5     1,104,220.36      3.40
90.001% - 95.000%                       7       819,165.23      2.52
95.001% - 100.000%                     10       942,428.80      2.90
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------
Minimum: 19.15%
Maximum: 100.00%
Weighted Average: 71.44%
---------------------------------------------------------------------


---------------------------------------------------------------------
Combined Loan To Value Ratio        COUNT              UPB         %
---------------------------------------------------------------------
15.001% - 20.000%                       1       $44,953.02      0.14%
20.001% - 25.000%                       2       112,578.57      0.35
25.001% - 30.000%                       3       425,552.78      1.31
30.001% - 35.000%                       1        64,933.73      0.20
35.001% - 40.000%                       1        84,726.10      0.26
40.001% - 45.000%                       1       165,838.65      0.51
45.001% - 50.000%                       8     1,914,025.05      5.90
50.001% - 55.000%                       8     1,497,362.54      4.61
55.001% - 60.000%                       9     1,356,234.99      4.18
60.001% - 65.000%                      13     3,756,931.04     11.57
65.001% - 70.000%                      21     4,405,935.71     13.57
70.001% - 75.000%                      12     2,340,594.71      7.21
75.001% - 80.000%                      77    13,215,382.34     40.70
85.001% - 90.000%                       5     1,104,220.36      3.40
90.001% - 95.000%                       7       819,165.23      2.52
95.001% - 100.000%                     11     1,157,887.48      3.57
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------
Minimum: 19.15%
Maximum: 100.00%
Weighted Average: 71.57%
---------------------------------------------------------------------


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DTI                                 COUNT              UPB         %
---------------------------------------------------------------------
<= 0.000%                             160   $28,963,849.89     89.21%
21.001% - 26.000%                       1       122,758.21      0.38
26.001% - 31.000%                       2       184,304.03      0.57
31.001% - 36.000%                       1       608,429.87      1.87
36.001% - 41.000%                       3       524,100.72      1.61
41.001% - 46.000%                       3       454,982.56      1.40
46.001% - 51.000%                       1        94,812.57      0.29
51.001% - 56.000%                       4       934,712.88      2.88
56.001% - 61.000%                       4       473,574.81      1.46
61.001% - 66.000%                       1       104,796.76      0.32
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------
Minimum: 0.000%
Maximum: 61.760%
Weighted Average: 45.257%
---------------------------------------------------------------------


---------------------------------------------------------------------
Geographic Concentration            COUNT              UPB         %
---------------------------------------------------------------------
California                             34    $7,099,869.18     21.87%
Texas                                  18     2,589,177.97      7.97
Florida                                12     2,261,050.06      6.96
New York                                9     2,083,060.13      6.42
New Jersey                              7     1,675,933.77      5.16
Nevada                                  8     1,600,983.86      4.93
Pennsylvania                           12     1,598,426.50      4.92
Washington                              9     1,526,636.08      4.70
Ohio                                    3     1,292,627.66      3.98
Maryland                                7     1,206,776.31      3.72
Virginia                                4     1,193,611.31      3.68
Colorado                                5       864,242.73      2.66
Oregon                                  6       855,875.43      2.64
Hawaii                                  3       822,057.45      2.53
Idaho                                   3       621,216.38      1.91
Arizona                                 4       535,766.97      1.65
Minnesota                               3       507,831.07      1.56
Louisiana                               3       437,762.92      1.35
Massachusetts                           3       436,300.74      1.34
Oklahoma                                2       352,122.39      1.08
Connecticut                             3       313,231.67      0.96
Georgia                                 3       312,135.22      0.96
New Hampshire                           2       304,297.35      0.94
Arkansas                                1       260,178.57      0.80
Missouri                                1       197,391.40      0.61
Kentucky                                2       189,652.38      0.58
Tennessee                               1       146,797.41      0.45
Iowa                                    1       141,057.25      0.43
Alabama                                 1       130,089.26      0.40
Montana                                 1       130,017.82      0.40
North Carolina                          1       127,524.58      0.39
Indiana                                 1       109,537.25      0.34
Michigan                                1       101,302.21      0.31
North Dakota                            1        88,610.84      0.27
Utah                                    1        87,729.49      0.27
Nebraska                                1        82,407.75      0.25
South Dakota                            1        74,846.68      0.23
South Carolina                          1        64,330.35      0.20
West Virginia                           1        43,855.91      0.14
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Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------


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North-South CA                      COUNT              UPB         %
---------------------------------------------------------------------
States Not CA                         146   $25,366,453.12     78.13%
South CA                               24     4,958,336.71     15.27
North CA                               10     2,141,532.47      6.60
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Aug 17, 2004 14:49                    Page 2 of 3

                               UBS Investment Bank
                            Fixed Bid Stratification

              ,; (DEALNAME ss 'MALT04 8G4') and (~DEALNAME ss 'K')
================================================================================


---------------------------------------------------------------------
Zip Code Concentration              COUNT              UPB         %
---------------------------------------------------------------------
45243                                   1      $997,069.27      3.07%
93953                                   1       608,429.87      1.87
94070                                   1       493,549.27      1.52
77041                                   1       461,666.71      1.42
21144                                   2       445,105.45      1.37
Other                                 174    29,460,501.73     90.74
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Loan Purpose                        COUNT              UPB         %
---------------------------------------------------------------------
Purchase                               88   $13,388,396.32     41.24%
Cash Out Refi                          59    11,417,868.53     35.17
Rate & Term Refi                       33     7,660,057.45     23.59
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Document Type                       COUNT              UPB         %
---------------------------------------------------------------------
Stated Doc                             89   $16,872,011.02     51.97%
No Doc                                 36     6,051,153.84     18.64
No Ratio                               19     3,519,972.10     10.84
Full                                   10     1,837,746.79      5.66
No Income No Asset                     10     1,526,415.61      4.70
DL                                      9       876,481.66      2.70
Stated Income Full Asset                2       872,118.89      2.69
Alternate                               3       563,629.72      1.74
Reduced                                 1       301,839.65      0.93
Limited Income Full Asset               1        44,953.02      0.14
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Property Type                       COUNT              UPB         %
---------------------------------------------------------------------
Single Family                         151   $27,662,044.28     85.20%
Two Family                              8     1,751,383.05      5.39
Low Rise Condo (2-4 floors)            11     1,274,061.89      3.92
Pud                                     6     1,147,367.76      3.53
Coop                                    2       511,713.93      1.58
High Rise Condo (gt 8 floors)           1        74,798.37      0.23
Condomimium                             1        44,953.02      0.14
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Occupancy                           COUNT              UPB         %
---------------------------------------------------------------------
Owner Occupied                        166   $30,107,012.60     92.73%
Second Home                            13     2,239,639.27      6.90
Investor Occupied                       1       119,670.43      0.37
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Prepayment Penalty (Months)         COUNT              UPB         %
---------------------------------------------------------------------
0.000                                  53    $9,348,674.36     28.79%
12.000                                  1       299,077.89      0.92
24.000                                116    21,526,294.72     66.30
36.000                                  9     1,247,322.31      3.84
60.000                                  1        44,953.02      0.14
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------
wa Term: 17.490
---------------------------------------------------------------------

---------------------------------------------------------------------
Balloon Flag                        COUNT              UPB         %
Not a Balloon Loan                    179   $32,346,651.87     99.63%
                                        1       119,670.43      0.37
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Silent 2nd                          COUNT              UPB         %
---------------------------------------------------------------------
N                                     177   $31,867,504.17     98.16%
Y                                       1       215,458.68      0.66
                                        2       383,359.45      1.18
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Lien Position                       COUNT              UPB         %
---------------------------------------------------------------------
1                                     180   $32,466,322.30    100.00%
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------

---------------------------------------------------------------------
Mortgage Ins.                       COUNT              UPB         %
---------------------------------------------------------------------
Amerin                                  4      $895,236.17      2.76%
GEMICO                                  3       374,069.05      1.15
MGIC                                    2       246,133.32      0.76
PMI Mortgage Insurance                  4       502,519.70      1.55
United Guaranty                         9       847,856.15      2.61
LTV <=80                              158    29,600,507.91     91.17
---------------------------------------------------------------------
Total:                                180   $32,466,322.30    100.00%
---------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
---------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Aug 17, 2004 14:49                    Page 3 of 3